Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of KeyOn Communications Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan Snyder, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2009	By:	/s/ Jonathan Snyder

Jonathan Snyder
Chief Executive Officer
(Principal Executive Officer)